Summary Prospectus Supplement	July 2, 2012

Putnam Dynamic Risk Allocation Fund Summary Prospectus dated September 13, 2011

The fund will offer class R5 and class R6 shares to qualified employee-benefit plans beginning on July 2, 2012. The prospectus is supplemented as follows to add information about class R5 and class R6 shares.

The front cover page is supplemented to add class R5 and class R6 shares to the list of shares to which the prospectus relates, and to indicate that fund symbols for class R5 and class R6 shares are pending.

The following information is added to Fund summary — Fees and expenses:

Shareholder fees (fees paid directly from your investment)

Maximum deferred sales charge (load) (as
	Maximum sales charge (load) imposed on	a percentage of original purchase price or
Share class	purchases (as a percentage of offering price)	redemption proceeds, whichever is lower)

Class R5	NONE	NONE

Class R6	NONE	NONE

Annual fund operating expenses (expenses you pay each year as a percentage of the value of your investment)

						Total annual
						fund operating
		Distribution and		Total annual		expenses
	Management	service (12b-1)	Other	fund operating	Expense reim-	after expense
Share class	fees	fees	expenses****	expenses	bursement*****	reimbursement

Class R5	0.90%	NA	0.94%	1.84%	(0.69%)	1.15%

Class R6	0.90%	NA	0.84%	1.74%	(0.59%)	1.15%

**** Other expenses are based on estimated amounts for the current fiscal year, adjusted, as applicable, to reflect the lower investor servicing fees applicable to class R5 and class R6 shares.

***** Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through at least September 30, 2012. This obligation may be modified or discontinued only with the approval of the Board of Trustees.

Example

Share class	1 year	3 years	5 years	10 years

Class R5	$117	$442	$790	$1,771

Class R6	$117	$421	$746	$1,668

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